December 1, 2019

Summary

Prospectus

USAA HIGH INCOME FUND

Fund Shares (USHYX) ⬛ Institutional Shares (UIHIX) ⬛ Adviser Shares (UHYOX)

⬛R6 Shares (URHIX)

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Before you invest, you may want to review the Fund's statutory prospectus, which contains more information about the Fund and its risks.

You can find the Fund's statutory prospectus and other information about the Fund (including the Fund's Statement of Information ("SAI")) online at usaa.com/prospectus.

You also can get this information at no cost by calling (800) 235-8396 or by sending an e-mail request to prospectus@usaa.com. The Fund's statutory prospectus and SAI dated December 1, 2019, are incorporated herein by reference.

You also may obtain this information at no cost from your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

INVESTMENT OBJECTIVE

The USAA High Income Fund (the "Fund") seeks to provide an attractive total return primarily through high current income and secondarily through capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares are based on expenses incurred during the Fund's most recently completed fiscal year.

Shareholder Fees

(fees paid directly from your investment)

Fund	Inst.	Adviser	R6
Shares	Shares	Shares	Shares

None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Fund	Inst.	Adviser	R6
	Shares	Shares	Shares	Shares

Management Fee	0.50%a	0.50%a	0.50%a	0.50%a
Distribution and/or
Service (12b-1) Fees	None	None	0.25%	None

Other Expenses	0.32%	0.24%	0.44%	0.46%

Acquired Fund Fees
and Expenses	0.02%	0.02%	0.02%	0.02%

Total Annual Fund	0.84%b	0.76%b	1.21%b	0.98%
Operating Expenses
Fee Waiver/
Reimbursement	None	(0.01%)	(0.19%)	(0.31%)

Total Annual Fund
Operating Expenses
after	0.84%c,d	0.75%c,d	1.02%c,d	0.67%c,d
Reimbursement

(a)Victory Capital Management Inc. (the "Adviser") has agreed that no performance adjustment (positive or negative) will be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020. Thereafter, the management fee may fluctuate based on the Fund's performance relative to a securities market index. See Fund Management section for a description of the performance adjustment.

(b)The expense information in the table has been restated to reflect current fees.

(c)The total annual operating expenses for the Fund Shares, Institutional Shares, Adviser Shares and R6 Shares may not correlate to the ratio of expenses to average daily net assets shown in the financial highlights, which reflect the operating expenses of the Fund Shares, Institutional Shares, Adviser Shares and R6 Shares and do not include acquired fund fees and expenses.

(d)The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, and brokerage commissions) do not exceed 0.83% of the Fund Shares, 0.73% of the Institutional Shares, 1.00% of the Adviser Shares, and 0.65% of the R6 Shares, through at least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This agreement may only be terminated by the Fund's Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for each class of shares is not continued beyond its expiration date.

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$86	$268	$466	$1,037

Inst. Shares	$77	$241	$421	$ 941

Adviser Shares	$104	$354	$636	$1,439

R6 Shares	$68	$262	$493	$1,156

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

For the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund primarily invests its assets in a broad range of U.S. dollar- denominated high-yield securities, including bonds (often referred to as "junk" bonds), convertible securities, leveraged loans (which generally are adjustable-rate bank loans made to companies rated below investment grade), or preferred stocks, with an emphasis on non-investment-grade debt securities. Although the Fund will invest primarily in U.S. securities, it may invest without limit in dollar-denominated foreign securities and to a limited extent in non-dollar- denominated foreign securities, including in each case emerging-markets securities.

In addition, the Fund may invest in certain derivatives, such as futures and options. The Fund also may use derivatives or various other investment techniques to increase or decrease its exposure to changing security prices or other factors that affect security prices.

PRINCIPAL RISKS

The Fund's investments are subject to the following principal risks:

Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Credit Risk – The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

High-Yield/Junk Bond Risk – Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time.

Loan Risk – The risk that, in addition to the risks typically associated with high-yield/junk fixed-income securities, loans (including floating rate loans) in which the Fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale, and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.

Interest Rate Risk – Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.

Prepayment and Extension Risk – Mortgage-backed securities make regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner's default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage's cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners may find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current lower rate. On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is called extension risk.

In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

Legislative Risk – Changes in government policies may affect the value of the investments held by the Fund in ways we cannot anticipate, and such policies could have an adverse impact on the value of the Fund's investments and the Fund's net asset value ("NAV").

Liquidity Risk – The Fund is subject to liquidity risk, which is the risk that the Fund's investments generally may not be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities. The market for lower-quality debt securities generally is less liquid than the market for higher-quality debt securities. Therefore, large purchases or sales could cause sudden and significant price changes in these securities. Many lower-quality debt securities do not trade frequently; however, when they do trade, the trade price may be substantially higher or lower than expected.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels, and political events affect the securities market.

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

Preferred Stock Risk – Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock generally are payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks generally are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund's portfolio managers may not produce the desired results.

Derivatives Risk – The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has four classes of shares: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.

Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund's most current performance information, log on to usaa.com or call (800) 235-8396.

RISK/RETURN BAR CHART

Annual Returns for Periods Ended December 31

80%

60% 54.21%

40%
	17.14%		16.53%				17.91%
20%
		2.53%		8.47%	3.53%			7.17%

0%

									-3.52%
						-8.56%

-20%

2009	2010	2011	2012	2013	2014	2015	2016	2017	2018

The year-to-date return of the Fund Shares class as of September 30, 2019, was 10.00%.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	23.62%	June 30, 2009
Lowest Quarter Return	-7.09%	September 30, 2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or 401(k) plan, the after- tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended December 31, 2018

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)

Fund Shares

Return Before Taxes	-3.52%	2.91%	10.44%

Return After Taxes on Distributions	-5.78%	0.39%	7.62%

Return After Taxes on Distributions and Sale of Fund Shares	-2.00%	1.13%	7.27%

Institutional Shares

Return Before Taxes	-3.45%	2.98%	10.62%

Adviser Shares

Return Before Taxes	-3.66%	2.67%	5.56%*

R6 Shares

Return Before Taxes	-3.22%	2.73%*	N/A

Indexes

Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index (reflects no
deduction for fees, expenses, or taxes)	-2.08%	3.84%	11.14%

Lipper High Yield Bond Funds Index (reflects no deduction for taxes)	-2.98%	3.05%	9.81%

* The inception dates of the Adviser Shares and the R6 Shares are August 1, 2010, and December 1, 2016, respectively.

INVESTMENT ADVISER

Effective July 1, 2019, Victory Capital Management Inc. (the "Adviser") serves as the Fund's investment adviser.

The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.

PORTFOLIO MANAGERS

Tenure with
	Title	the Fund

Julianne Bass, CFA	Senior Portfolio Manager	Since 2007

Kurt Daum, J.D.	Senior Portfolio Manager	Since
November 2016

John Spear, CFA	Senior Portfolio Manager	Since
November 2016

James F. Jackson Jr., Senior Portfolio Manager		Since July 2019
CFA

R. Neal Graves,	Senior Portfolio Manager	Since July 2019
CFA, CPA

PURCHASE AND SALE OF SHARES

Fund Shares:

You may purchase or sell Fund Shares any business day through the usaa.com website or by telephone at (800) 235- 8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.

￿Minimum initial purchase: $3,000

￿Minimum subsequent investment: $50

Institutional Shares:

The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:

Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

R6 Shares:

R6 Shares generally are available only through employer- sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. R6 Shares also are available to endowment funds and foundations. There is no minimum initial investment amount or minimum subsequent investment for R6 Shares. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.

TAX INFORMATION

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

PAYMENTS TO BROKER- DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions in all share classes except the R6 Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

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